SOLTERA MINING CORP.
UNAUDITED PRO FORMA CONSOLIDATED BALANCE SHEET
AS AT JANUARY 31, 2008
(Expressed in US dollars)

	Soltera As at January 31,	Atzek As at January 31,		Pro Forma Adjustments	Pro Forma
	2008	2008		(Note 3)	Consolidated
	$	$		$	$
ASSETS

CURRENT
Cash and cash equivalents	563,343	1,142	(a)	(50,000)	514,485
Short-term investments	40,250	–			40,250
Prepaid expenses	4,453	6,085			10,538
Loan receivable – current portion	140,000	–			140,000
Other receivables	4,165	1,032			5,197
	752,211	8,259		(50,000)	710,470
PROPERTY AND EQUIPMENT	3,233	4,708			7,941
LOAN RECEIVABLE – NON-CURRENT PORTION	40,000	–			40,000
	795,444	12,967		(50,000)	758,411

LIABILITIES

CURRENT
Accounts payable	7,661	–			7,661
Accrued liabilities	19,378	165			19,543
Due to a related party	23,044	39,473	(a)	(39,473)	23,044
	50,083	39,638		(39,473)	50,248

SHAREHOLDERS’ EQUITY

COMMON STOCK	42,565	4,571	(a)	16,000
			(a)	(4,571)	58,565

ADDITIONAL PAID-IN CAPITAL	1,113,635	–	(a)	848,000	1,961,635
DONATED CAPITAL	15,000	–			15,000
ACCUMULATED OTHER COMPREHENSIVE (LOSS) INCOME	(736)	4	(a)	(4)	(736)
DEFICIT ACCUMULATED DURING THE EXPLORATION STAGE	(425,103)	(31,246)	(a)	(901,198)
			(a)	31,246	(1,326,301)
	745,361	(26,671)		(10,527)	708,163
	795,444	12,967		(50,000)	758,411

(See accompanying notes)

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SOLTERA MINING CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
THREE MONTHS ENDED JANUARY 31, 2008
(Amounts in US dollars)

	Soltera Three Months Ended January 31,	Atzek Three Months Ended January 31,		Pro Forma Adjustments	Pro Forma Consolidated Statement Of
	2008	2008		(Note 3)	Loss
	$	$		$	$

REVENUE	–	–		–	–

EXPENSES
General and administrative	35,608	16,577			52,185
Professional fees	43,576	–			43,576
Management fees	36,000	–			36,000
Mineral property costs	27,585	–	(a)	901,198	928,783
Travel and accommodation	9,533	–			9,533
Total Expenses	152,302	16,577		901,198	1,170,077
NET LOSS	(152,302)	(16,577)		901,198	(1,070,077)

OTHER COMPREHENSIVE INCOME
Foreign Currency Translation Adjustment	(375)	76		–	(299)

COMPREHENSIVE LOSS	(152,677)	(16,501)		(901,198)	(1,070,376)

Pro forma loss per share (Note 5)

LOSS PER SHARE – Basic and diluted	–	–			(0.02)

(See accompanying notes)

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SOLTERA MINING CORP.
UNAUDITED PRO FORMA CONSOLIDATED STATEMENT OF OPERATIONS
YEAR ENDED OCTOBER 31, 2007
(Amounts in US dollars)

	Soltera Year Ended October 31,	Atzek Year Ended October 31,		Pro Forma Adjustments	Pro Forma Consolidated Statement Of
	2007	2007		(Note 3)	Loss
	$	$		$	$

REVENUE	–	–		–	–

EXPENSES
General and administrative	33,428	14,669			48,097
Professional fees	69,603	–			69,603
Management fees	56,250	–			56,250
Mineral property costs	47,974	–	(a)	901,198	949,172
Travel and accommodation	26,888	–			26,888
Total Expenses	234,143	14,669		901,198	1,150,010
Net Loss Before Other Items	(234,143)	(14,669)		(901,198)	(1,150,010)

Other Income
Interest Income	2,148	–		–	2,148

NET LOSS	(231,995)	(14,669)		(901,198)	(1,147,862)

OTHER COMPREHENSIVE INCOME
Foreign Currency Translation Adjustment	(361)	(72)		–	(433)

COMPREHENSIVE LOSS	(232,356)	(14,741)		(901,198)	(1,148,295)

Pro forma loss per share (Note 5)

LOSS PER SHARE – Basic and diluted	(0.01)	–			(0.02)

(See accompanying notes)

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SOLTERA MINING CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

1. Basis of Presentation

On February 29, 2008, pursuant to a stock acquisition agreement, Soltera Mining Corp. (“Soltera”) acquired all of the outstanding common shares of Atzek Mineral SV de CV (“Atzek”), in exchange for $50,000 and 16,000,000 shares of Soltera’s common stock.

These unaudited pro forma consolidated financial statements (“pro forma financial statements”) have been prepared in accordance with accounting principles generally accepted in the United States and are expressed in US dollars.  These pro forma financial statements do not contain all of the information required for annual financial statements. Accordingly, they should be read in conjunction with the most recent annual and interim financial statements of Soltera and of Atzek.

These pro forma consolidated financial statements have been compiled from and include:

(a) an unaudited pro forma consolidated balance sheet combining the unaudited consolidated balance sheet of Soltera  as at January 31, 2008 and with the unaudited interim balance sheet of Atzek as at January 31, 2008, giving effect to the transaction as if it occurred on January 31, 2008;

(b) an unaudited pro forma consolidated statement of operations combining the unaudited interim consolidated statement of operations of Soltera  for the three-month period ended January 31, 2008 with the unaudited interim statement of operations of Atzek for the three-month period ended January 31, 2008, giving effect to the transaction as if it occurred on November 1, 2007; and

(c) an unaudited pro forma consolidated statement of operations combining the audited consolidated statement of operations of Soltera for the year ended October 31, 2007 with the unaudited statement of operations of Atzek for the period from inception on September 25, 2007 to October 31, 2007, giving effect to the transaction as if it occurred on November 1, 2006.

The unaudited pro forma consolidated financial statements have been compiled using the significant accounting policies as set out in the audited consolidated financial statements of Soltera for the year ended October 31, 2007. Based on the review of the accounting policies of Atzek, it is Soltera management’s opinion that there are no material accounting differences between the accounting policies of Soltera and Atzek. The unaudited pro forma consolidated financials statements should be read in conjunction with the historical financial statements and notes thereto of Soltera.

It is management’s opinion that these pro forma financial statements include all adjustments necessary for the fair presentation, in all material respects, of the proposed transaction described above in accordance with US GAAP applied on a basis consistent with Soltera ’s accounting policies. No adjustments have been made to reflect potential cost savings that may occur subsequent to completion of the transaction. The pro forma statements of operations do not reflect non-recurring charges or credits directly attributable to the transaction, of which none are currently anticipated.

The unaudited pro forma consolidated financial statements are not intended to reflect the results of operations or the financial position of Soltera  which would have actually resulted had the proposed transactions been effected on the dates indicated. Further, the unaudited pro forma financial information is not necessarily indicative of the results of operations that may be obtained in the future.

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SOLTERA MINING CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

2. Business Acquisition

On February 29, 2008, pursuant to a stock acquisition agreement, Soltera acquired all of the outstanding common shares of Atzek, in exchange for $50,000 and 16,000,000 shares of Soltera’s common stock with a fair value of $864,000.  The purchase consideration reflected in the accompanying pro forma consolidated financial statements has been calculated using a fair value of $0.054 per Soltera share.

The preliminary allocation of the purchase price is summarized in the table below and is subject to change.

$
Purchase price

16,000,000 Soltera common shares	864,000
Cash	50,000

914,000

Fair value of Atzek net assets to be acquired

Cash and cash equivalents	1,142
Prepaid expenses	6,085
Other receivables	1,032
Mineral properties	901,198
Property, plant and equipment	4,708
Accounts payable and accrued liabilities	(165)

914,000

After reflecting the pro forma purchase adjustments, the excess of the purchase consideration over the book values of Atzek’s assets and liabilities as at January 31, 2008, has been allocated in full to mineral properties.

3. Pro Forma Assumptions and Adjustments

The unaudited pro form consolidated financial statements incorporate the following pro forma assumptions:

(a)	The purchase price for the Acquisition has been allocated to the acquired assets and liabilities on a pro forma basis as described in Note 2.
(b)	The acquisition has been accounted for using the purchase method with Soltera identified as the acquirer and the business acquired recorded at estimated fair value
(c)	Soltera’s investment in Atzek and Atzek’s shareholders’ equity are eliminated upon consolidation.

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SOLTERA MINING CORP.

Notes to Pro Forma Consolidated Financial Statements
(Unaudited)
(Expressed in US dollars)

4. Pro Forma Share Capital:

Pro forma share capital as at January 31, 2008 has been determined as follows:

	Number of shares	Amount
		$
Issued common shares of Soltera	42,565,000	1,156,200
Shares issued for acquisition of Atzek	16,000,000	864,000

Pro forma balance	58,565,000	2,020,200

5. Pro Forma Loss Per Share:

Pro forma basic and diluted loss per share for the three months ended January 31, 2008, and the year ended October 31, 2007, has been calculated based on actual weighted average number of Soltera common shares outstanding for the respective periods and the assumed number of Soltera shares issued to Atzek shareholders being effective on November 1, 2007 and November 1, 2006, respectively.

	Three months ended January 31, 2008	Year ended October 31, 2007

Basic pro forma loss per share computation

Numerator:
Pro forma net loss available to shareholders	$ (1,070,077)	$ (1,147,862)

Denominator:
Soltera weighted average share outstanding	42,565,000	40,785,000
Shares issued to Atzek shareholders	16,000,000	16,000,000
Pro forma weighted average shares outstanding	58,565,000	56,785,000

Basic pro forma loss per share	$ (0.02)	$ (0.02)

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